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                                     [LOGO]


                                    OVERVIEW
                                AUGUST TECHNOLOGY
                           ANNUAL INCENTIVE PLAN (AIP)
                       Effective for the Fiscal Year 2001


PURPOSE OF THE PLAN

August Technology's Annual Incentive Plan (AIP) is established to provide a bonus to participants who meet annual corporate and individual performance goals.

ELIGIBILITY FOR PLAN

-    The CEO will propose the eligible participants.

- The Compensation Committee will review and approve the listing provided by the CEO.

- Participant must be employed at the end of the plan year to receive their respective bonus.

-    Provisions are included in the plan to cover issues of death or disability.

DETERMINATION OF THE AWARD

The bonus will be calculated based upon two measures; (1) satisfaction of the OPERATING MARGIN target; and (2) satisfaction of the REVENUE target, as determined by the plan matrix (shown below).

         The bonus for VP'S, CTO, CHIEF ENGINEER, OFFICERS, AND THE CEO/PRESIDENT is calculated based on the following plan matrix:


                                    Revenue (millions)

         ------------------- ------------------- --------- --------- --------- -----------
         Operating           GREATER THAN $44.0  $47.7     $51.8     $55.9     $59.6
         Margin.
         ------------------- ------------------- --------- --------- --------- -----------
         GREATER THAN 14.0%  70%                 80%       85%       90%       95%
         ------------------- ------------------- --------- --------- --------- -----------
         14.5%               75%                 85%       100%      110%      120%
         ------------------- ------------------- --------- --------- --------- -----------
         15.0%               80%                 90%       105%      115%      125%
         ------------------- ------------------- --------- --------- --------- -----------
         15.5%               85%                 95%       110%      120%      130%
         ------------------- ------------------- --------- --------- --------- -----------

         The participant will receive a percent of the bonus based upon the satisfaction of the REVENUE and OPERATING MARGIN targets. There is no interpolation between the points on the plan matrix (i.e., each is defined as a distinct achievement).

         The bonus for DIRECTORS, MANAGERS AND INDIVIDUAL CONTRIBUTORS is calculated based on the following plan matrix:

         ------------------- ------------------- --------- --------- --------- -----------
         Operating           GREATER THAN $44.0  $47.7     $51.8     $55.9     $59.6
         Margin.
         ------------------- ------------------- --------- --------- --------- -----------
         GREATER THAN 14.0%  70%                 80%       85%       90%       95%
         ------------------- ------------------- --------- --------- --------- -----------
         14.5%               75%                 85%       100%      120%      140%
         ------------------- ------------------- --------- --------- --------- -----------
         15.0%               80%                 90%       110%      130%      150%
         ------------------- ------------------- --------- --------- --------- -----------
         15.5%               85%                 95%       120%      140%      160%
         ------------------- ------------------- --------- --------- --------- -----------


PAYMENT OF ANNUAL AWARD

     Participant's bonus will be equal to XX % of their annual base salary.
     Each participant will have the option to receive the bonus in the following manner:

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    (1)      100% stock options*
    (2)      50% cash and 50% stock options**
    (3) Any participant with 5% or greater ownership will be awarded 100% cash

These stock options are fully vested at the time of grant. All stock option grants are subject to Board of Director approval. Should the Board of Directors decide not to grant the options, participants will receive 100% Cash.

*For 100% Incentive Stock Options, the number of Incentive Stock Options to be granted is calculated by dividing the total dollar value of the bonus by the closing stock price as of February 28, 2002, and then multiplying by three.

**The number of Incentive Stock Options to be granted is calculated by dividing 50% of the total bonus by the closing stock price as of February 28, 2002, and then multiplying by three.

VALUATION OF STOCK OPTIONS AWARDED

- Valuation will be based on the closing stock price on February 28, 2002.

TAX AND CASH FLOW CONSIDERATION

- Awards will be paid not later than 2 1/2 months after the close of August Technology's fiscal year.

CHANGE IN CONTROL  (FOR CEO/PRESIDENT, OFFICERS, CTO, CHIEF ENGINEER AND VP'S)

- If GREATER THAN 50% of the Company is sold during the year, and the participant is negatively impacted by the change of control as outlined below, then all bonuses will be paid in full at 100% of target at the date of the change of control. Negative impacts include:

         o    Termination of employment
         o    Participant's status within the Company is adversely changed
         o    Or, the participant's salary is substantially reduced.


TIER STRUCTURE FOR ANNUAL INCENTIVE PLAN (AIP) PARTICIPANTS:


 --------------------- -------- ------------------------ ---------------------- ----------------------
                        % OF     COMPONENTS OF ANNUAL    SELECTIONS AVAILABLE     CHANGE OF CONTROL
        TIER            BASE     INCENTIVE PLAN (AIP)                                PROVISION?
                       SALARY
 --------------------- -------- ------------------------ ---------------------- ----------------------
        CEO              90%         75% Corporate             100% Cash                 Yes
    (co-founder)                    25% Individual
 --------------------- -------- ------------------------ ---------------------- ----------------------
      Officers           80%         75% Corporate        50%Cash/Options or             Yes
                                    25% Individual           100% Options
 --------------------- -------- ------------------------ ---------------------- ----------------------
        VP's             70%         75% Corporate        50%Cash/Options or             No
                                    25% Individual           100% Options
 --------------------- -------- ------------------------ ---------------------- ----------------------
  CTO, Chief Engr.       50%         75% Corporate             100% Cash                 Yes
   (co-founders)                    25% Individual
 --------------------- -------- ------------------------ ---------------------- ----------------------
     Directors           25%        100% Corporate        50%Cash/Options or             No
                                                              100% Options
 --------------------- -------- ------------------------ ---------------------- ----------------------
      Managers           15%        100% Corporate        50% Cash/Options or            No
                                                              100% Options
 --------------------- -------- ------------------------ ---------------------- ----------------------